                              AMENDED AND RESTATED
                          PLEDGE AND SECURITY AGREEMENT

          This Amended and Restated Pledge and Security Agreement is made and entered into as of the 2nd day of December, 1996, by and between AIMCO LT, L.P., a Delaware limited partnership ("PLEDGOR"), and GMAC COMMERCIAL MORTGAGE CORPORATION, a California corporation ("LENDER").

                                   BACKGROUND

          A. Lender is the holder of a Note from Pledgor (the "ORIGINAL NOTE") dated November 14, 1996 in the principal amount of $6,317,000. As security for the payment and performance by Pledgor of its obligations under the Original Note, Pledgor executed and delivered to Lender, among other things, a Pledge and Security Agreement dated as of November 14, 1996 (the ORIGINAL PLEDGE"), which was recorded in the real estate records of Denton County, Texas, in ______________and Tarrant County, Texas in____________________.

          B. Pledgor and Lender have amended and restated the Original Note to, among other things, increase the principal amount thereof, pursuant to an Amended and Restated Note of even date herewith. Accordingly, Pledgor and Lender desire to amend and restate the Original Pledge.

          NOW, THEREFORE, intending to be legally bound, Pledgor and Lender agree that the Original Pledge is hereby amended and restated in its entirety to read as follows:

                  [Remainder of Page Intentionally Left Blank]

                          PLEDGE AND SECURITY AGREEMENT
                                    (GP Loan)

          THIS PLEDGE AND SECURITY AGREEMENT (this "AGREEMENT") is made as of the 2nd day of December, 1996 by AIMCO LT, L.P., a Delaware limited partnership ("PLEDGOR"), with an address at 1873 South Bellaire Street, Denver, Colorado 80222, in favor of GMAC COMMERCIAL MORTGAGE CORPORATION, a California corporation ("LENDER"), with an address at 650 Dresher Road, P.O. Box 1015, Horsham, Pennsylvania 19044-8015.

                                   BACKGROUND:

          A. Pledgor is the holder of certain notes and security instruments more fully described below. Such security instruments relate to certain land more fully described in EXHIBIT A, attached hereto, and the improvements located thereon. Such notes are each hereinafter referred to individually as a "NOTE" and collectively as the "NOTES"; such security instruments are each hereinafter individually referred to as a "SECURITY INSTRUMENT" and collectively referred to as the "SECURITY INSTRUMENTS".

          B. Lender has agreed to make a loan to Pledgor in the principal amount of $25,615,200 (the "LOAN"). The Loan will be evidenced by an Amended and Restated Note from Pledgor to Lender in the principal amount of $25,615,200 (the "GP NOTE") and will be secured by, among other things, this Agreement.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

          1. ASSIGNMENT AND PLEDGE. Pledgor hereby pledges and grants a security interest in, and assigns, delivers and grants to Lender all of Pledgor's right, title and interest in and to the collateral (collectively, the "COLLATERAL") described in EXHIBIT B, attached hereto. This assignment is made as collateral security for the full payment and performance by Pledgor of all of its obligations under all documents evidencing and securing the Loan (collectively, the "LOAN DOCUMENTS").

          2.   PERFECTION.

               (a) In order to effectuate the foregoing pledge, Pledgor has endorsed and delivered the Notes to Lender.

               (b) Lender, as the payee by endorsement of the Notes, shall have all of Pledgor's rights in connection with the Notes, the Security Instruments and the other Collateral, including, without limitation, upon the occurrence of a default in the payment of any of the Notes after the expiration of any applicable notice and grace period set forth therein, the right to designate further payees by endorsement of such Note and assignment of the related Security Instrument.

          3.   PLEDGOR'S RIGHTS AND COVENANTS.

               (a) Except as otherwise provided in subparagraph 3(b) and in paragraph 7 hereof, Pledgor shall have a license to collect all regular monthly installments of interest and/or principal due to Pledgor under and with respect to the Collateral, and to retain, use and enjoy the same. Pledgor and Lender acknowledge and agree that the endorsement of the Notes and the assignment of the Security Instruments and other Collateral to Lender are being undertaken solely in furtherance of the pledge, assignment and granting of a security interest in the Collateral, and that, for all other purposes, including, without limitation, federal income tax purposes, Pledgor shall be the owner of the Collateral.

               (b) Notwithstanding the foregoing, any principal payment other than a regularly scheduled payment made in accordance with the existing amortization schedule, if any, under any of the Notes shall be delivered to Lender, to be applied, if Lender requires, against the obligations of Pledgor under the Loan Documents, in such order as Lender may determine, in its sole and absolute discretion.

               (c)  Pledgor shall:

                    (i) fulfill or perform every condition and covenant, if any, of the Notes, the Security Instruments and the other Collateral to be fulfilled or performed by the holder thereof;

                    (ii) not modify or amend any of the documents that are part of the Collateral, or permit to be modified or amended any of such documents, without Lender's prior written consent;

                    (iii) enforce (short of the institution of a lawsuit on any of the Notes or foreclosure or judicial sale under any of the Security Instruments) all material covenants and conditions of the Notes, the Security Instruments and the other Collateral to be performed or observed by the other parties to the Collateral (collectively, the "OBLIGORS"), and not forgive any indebtedness evidenced by the Notes; provided, that Pledgor shall seek the prior written approval of Lender before undertaking any such enforcement, which approval may be withheld by Lender in its sole and absolute discretion; and

                    (iv) promptly notify Lender of any default under any of the Notes or Security Instruments, and take such action with respect thereto as Lender shall reasonably direct.

               (d) Lender shall not be obligated to perform or discharge any obligation under the Notes or the Security Instruments, or the other Collateral or have any obligation to any of the partners of the Obligors. To that end, Pledgor hereby agrees to indemnify, defend with counsel reasonably acceptable to Lender and hold Lender and its officers, directors, agents and employees harmless from and against any and all claims, liabilities, costs (including, without limitation, reasonable legal fees and court costs), losses or damages that any of them may incur under or by reason of this Agreement or any alleged obligation or undertaking on the part of Lender to perform or discharge any of the terms of the Notes, the Security Instruments or the other Collateral.

          4. ACCOUNTING. Pledgor shall deliver to Lender within ten days after the end of each month, a certified statement specifying the payments derived or received from the Notes and the Security Instruments for the preceding month.

          5. REPRESENTATIONS, WARRANTIES AND COVENANTS. Pledgor represents, warrants and covenants that:

               (a) Pledgor has an assignable interest in the Collateral, free and clear of all liens and encumbrances and claims of all other parties, and none of the Collateral is the subject of any present suit, action or other proceeding, or to the best of Pledgor's knowledge, any threatened suit, action or proceeding, and Pledgor knows of no grounds for the institution of any such proceeding;

               (b) This Agreement has been duly authorized, executed and delivered by Pledgor and will not conflict with or constitute a breach of or a default under any agreement, indenture or instrument to which Pledgor is a party or by which Pledgor or any of Pledgor's properties are bound;

               (c) Pledgor has not made any prior pledge or assignment of the Collateral;

               (d) Pledgor shall not make any other assignment or pledge of the Collateral;

               (e) Pledgor shall defend, at its own expense, Lender's right, title and interest in and to the Collateral against the claims of any person, firm, corporation or other entity;

               (f) The outstanding principal balance under the Notes is as set forth in EXHIBIT C, attached hereto;

               (g) There is no default existing under the Notes or the Security Instruments or other Collateral, or event which, with the passage of time or the giving of notice, or both, could become a default;

               (h) The copies of the Notes and the Security Instruments previously delivered to Lender by Pledgor are true, complete and correct and there are no other agreements or understandings between the obligors thereunder and Pledgor relating to the subject matter thereof; and

               (i) The Notes and the Security Instruments are the legal, valid and binding obligations of the parties thereto, enforceable in accordance with their terms.

          6. COVENANTS OF LENDER. Lender covenants that, upon timely payment to Lender of all amounts due by Pledgor and timely performance by Pledgor of all obligations arising under the Loan Documents in accordance with the terms thereof, Lender shall return to Pledgor the Security Instruments and the Notes endorsed to Pledgor without recourse or warranty and, at Pledgor's cost, shall execute, and deliver to Pledgor such documents, instruments and agreements necessary to terminate this Agreement.

          7. LENDER'S RIGHTS AFTER DEFAULT. After the occurrence of any Event of Default (as defined in the GP Note), Lender, at its option, without further notice and without regard to the adequacy of security for the sums secured by this Agreement, either in person or by agent, may do any one or more of the following:

               (a) Give written notice to any Obligor authorizing and directing such Obligor to pay all interest and principal under the Notes directly to Lender, and to the extent any Note is payable upon demand, make demand for, and collect, payment of the principal balance and all unpaid interest under such Note;

               (b) Sue for or otherwise collect and receive all proceeds of the Collateral, including those past due and unpaid;

               (c) Apply proceeds of the Collateral to amounts due under the Loan in such amounts and in such order as determined by Lender, in its sole and absolute discretion;

               (d) To the extent permitted by law, take any other actions or exercise any other rights and powers of a secured party under the Uniform Commercial Code (the "UCC") or otherwise dispose of any or all of the Collateral in any manner permitted under the UCC after default by a debtor under any other applicable laws;

               (e) Record in the appropriate public offices this Agreement and one or more of the Security Instruments relating to the properties known as Copper Chase, Cypress Landing, Walnut Springs and Heather Ridge; and

               (f) To the extent permitted by law, do any other acts that Lender deems proper to protect its rights hereunder or under the Collateral.

          8. WARRANT OF ATTORNEY. Pledgor hereby irrevocably constitutes and appoints Lender its true and lawful attorney, with full power of substitution, at the sole cost and expense of Pledgor, after the occurrence of an Event of Default, to collect and receive all earnings, proceeds, collections and payments with respect to the Collateral, and, whether or not an Event of Default has occurred, to execute on behalf of Pledgor any documents necessary to perfect and maintain Lender's interest in the Collateral or to enforce collection of the earnings, proceeds, collections and payments due under the Collateral, either in its own name or in the name of Pledgor, including but not limited to prosecuting, defending, compromising or releasing any action relating thereto. Lender shall not be responsible to Pledgor for any actions taken or omitted to be taken by Lender, except for its gross negligence or willful misconduct. All power conferred upon Lender by this Agreement is coupled with an interest and shall be irrevocable.

          9. SUBORDINATION. Pledgor hereby acknowledges that the lien, operation and payment of the Notes and Security Instruments, and all documents executed and delivered in connection therewith, are unconditionally subordinated to the lien, operation and payment of all documents executed and delivered by any of the Obligors to Lender (collectively, the "GMAC DOCUMENTS"), including, without limitation, the documents evidencing and securing the loans from Lender listed in EXHIBIT D, attached hereto, and to all advances, obligatory and non-obligatory, now or hereafter made under the GMAC Documents, plus all interest, fees, charges and expenses of any kind whatsoever due or to become due thereunder, and to all amendments, replacements, modifications and extensions to the

GMAC Documents. All insurance and condemnation proceeds payable as result of a fire or other casualty or any condemnation involving any real property of any of the Obligors subject to any of the GMAC Documents shall be disbursed in accordance with the terms and conditions of the GMAC Documents. Until the indebtedness evidenced by the GMAC Documents is paid in full, Pledgor irrevocably and knowingly waives (i) any rights of approval or consent respecting actions taken or proposed to be taken by any of the Obligors, (ii) any right to file or join in any bankruptcy petition or otherwise institute against, or join with any other person in instituting against any Obligor, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other similar proceedings under the laws of the United States or any law of any state of the United States, and (iii) any right to take any other action in the event an Obligor becomes bankrupt or insolvent. This paragraph 9 and the requirement that Pledgor obtain Lender's approval before enforcing any of the Notes or Security Instruments or other Collateral shall survive the repayment of the Loan and any reconveyance pursuant to paragraph 6 hereof.

          10.  MISCELLANEOUS.

               (a) Pledgor will pay all costs of acknowledging, recording and filing this Agreement and any other documents Lender may reasonably deem necessary in connection with this Agreement.

               (b) If any provision of this Agreement is held to be invalid, the remainder of this Agreement and its application shall not be affected.

               (c) This Agreement shall inure to the benefit of Lender and its successors and assigns and shall be binding upon Pledgor and its successors and assigns.

               (d) This Agreement shall be construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania, without regard to the choice of law principles thereof and except to the extent that the Uniform Commercial Code of the jurisdiction(s) governing the Notes and Security Instruments provides that the validity or perfection of the security interest hereunder, or remedies hereunder in respect of any particular collateral, are governed by the laws of a jurisdiction other than the Commonwealth of Pennsylvania. Pledgor agrees that, at Lender's option, any controversy arising under or in relation to this Agreement or any other Loan Documents shall be litigated in the Commonwealth of Pennsylvania. At Lender's option, the Court of Common Pleas for Montgomery County, Pennsylvania and the federal court for the Eastern District of Pennsylvania, shall have jurisdiction over all controversies which may arise under or in relation to this Agreement, including, without limitation, those controversies relating to the execution, jurisdiction, breach, enforcement or compliance with this Agreement or any other issue arising under, related to, or in connection with any of the other Loan Documents. Pledgor irrevocably consents to service, jurisdiction, and venue of such courts for any litigation arising from this Agreement or any of the other Loan Documents, and waives any other venue to which it might be entitled by virtue of domicile, habitual residence or otherwise. Nothing contained herein, however, shall prevent Lender from bringing any suit, action or proceeding or exercising any rights against Pledgor, or against any property in any other jurisdiction. Initiating such suit, action or proceeding or taking such action in any other jurisdiction shall in no event constitute a waiver of the agreement contained herein that the laws of the Commonwealth of Pennsylvania shall govern the rights and obligations of Pledgor and Lender as provided herein, or the submission herein by Pledgor to personal jurisdiction within the Commonwealth of Pennsylvania. The foregoing provisions were knowingly, willingly and voluntarily agreed to by Pledgor upon consultation with independent counsel.

               (e) All notices, directions, certificates or communications hereunder shall be given by certified or registered mail, return receipt requested, by hand delivery or by nationally recognized overnight courier addressed to the appropriate notice address set forth in the heading to this Agreement. Any of the parties hereto may, by such notice described above, designate any further or different address to which subsequent notices, directions, certificates or other communications shall be sent without any requirement of execution of any amendment to this Agreement. Any such notice, certificate, direction or communication shall be deemed to have been given (a) three (3) business days after mailing, if delivered by registered or certified mail, or (b) one business day after delivery, fee prepaid, to a national overnight delivery service, or (c) when delivered, if hand delivered with proof of delivery thereof.

               (f) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same instrument.

               (g) The headings set forth before the text of each paragraph contained in this Agreement are for convenience only, and shall not affect the meaning or interpretation of this Agreement in any way.

               (h)  This Agreement may be recorded in the public records.

          IN WITNESS WHEREOF, Lender and Pledgor have duly executed under seal this Amended and Restated Agreement to be effective as of the day and year first above written.

                              GMAC COMMERCIAL MORTGAGE CORPORATION


                              By: /s/ Jerome R. Prassas
                                 ------------------------------------------

                              AIMCO LT, L.P., a Delaware
                              limited partnership

                              By: AIMCO HOLDINGS, L.P., a Delaware
                                  limited partnership, its general
                                  partner

                                   By:  AIMCO HOLDINGS QRS, INC., a
                                        Delaware corporation, its
                                        generalpartner

                                        By: /s/ Harry Alcock
                                           ---------------------------------
                                        Name: Harry Alcock
                                             -------------------------------
                                        Title: VP
                                              ------------------------------


                    [Signatures Continued on Following Page]

The undersigned are executing this Agreement (i) to signify their consent to the terms thereof, (ii) to make the representations and warranties set forth in paragraph 5, and (iii) to confirm that no further advances are required to be made to them in connection with the Notes.

                              RC ASSOCIATES, an Illinois
                              limited partnership

                              By:  AIMCO LT, L.P., a Delaware limited
                                    partnership, its general partner

                                   By:  AIMCO HOLDINGS, L.P., a
                                        Delaware limited partnership,
                                        its general partner

                                        By:  AIMCO HOLDINGS QRS, INC.,
                                             a Delaware corporation,
                                             its general partner

                                             By: /s/ Harry Alcock
                                                ---------------------------
                                             Name: Harry Alcock
                                                  -------------------------
                                             Title: VP
                                                   ------------------------

                              HIGHLAND PARK PARTNERS, an
                              Illinois limited partnership

                              By:  AIMCO LT, L.P., a Delaware limited
                                   partnership, its general partner

                                   By:  AIMCO HOLDINGS, L.P., a Delaware
                                        limited partnership, its general
                                        partner

                                        By:  AIMCO HOLDINGS QRS, INC.,
                                             a Delaware corporation,
                                             its general partner

                                             By: /s/ Harry Alcock
                                                ---------------------------
                                             Name: Harry Alcock
                                                  -------------------------
                                             Title: VP
                                                   ------------------------

                              MEADOWS LIMITED PARTNERSHIP, an Illinois limited partnership

                              By:  AIMCO LT, L.P., a Delaware limited
                                   partnership, its general partner

                                   By:  AIMCO HOLDINGS, L.P., a
                                        Delaware limited partnership,
                                        its general partner

                                        By:  AIMCO HOLDINGS QRS, INC.,
                                             a Delaware corporation,
                                             its general partner

                                             By: /s/ Harry Alcock
                                                ---------------------------
                                             Name: Harry Alcock
                                                  -------------------------
                                             Title: VP
                                                   ------------------------

                              GREENTREE ASSOCIATES, an
                              Illinois limited partnership

                              By:  AIMCO LT, L.P., a Delaware limited
                                   partnership, its general partner

                                   By:  AIMCO HOLDINGS, L.P.,
                                        a Delaware limited partnership,
                                        its general partner

                                             By:  AIMCO HOLDINGS QRS, INC.,
                                                  a Delaware corporation,
                                                  its general partner

                                             By: /s/ Harry Alcock
                                                ---------------------------
                                             Name: Harry Alcock
                                                  -------------------------
                                             Title: VP
                                                   ------------------------

                              WOODLAND RIDGE II
                              PARTNERS LIMITED PARTNERSHIP

                              By:  AIMCO LT, L.P., a Delaware limited
                              partnership, its general partner

                                   By:  AIMCO HOLDINGS, L.P., a
                                        Delaware limited partnership,
                                        its general partner

                                        By:  AIMCO HOLDINGS QRS, INC.,
                                             a Delaware corporation,
                                             its general partner

                                             By: /s/ Harry Alcock
                                                ---------------------------
                                             Name: Harry Alcock
                                                  -------------------------
                                             Title: VP
                                                   ------------------------

                              WOODHILL ASSOCIATES, an
                              Illinois limited partnership

                              By:  AIMCO LT, L.P., a Delaware limited
                                   partnership, its general partner

                                   By:  AIMCO HOLDINGS, L.P., a Delaware
                                        limited partnership, its general
                                        partner

                                        By:  AIMCO HOLDINGS QRS, INC.,
                                             a Delaware corporation,
                                             its general partner

                                             By: /s/ Harry Alcock
                                                ---------------------------
                                             Name: Harry Alcock
                                                  -------------------------
                                             Title: VP
                                                   ------------------------

                              SOUTHRIDGE ASSOCIATES, an Illinois
                              limited partnership

                              By:  AIMCO LT, L.P., a Delaware limited
                                   partnership, its general partner

                                   By:  AIMCO HOLDINGS, L.P., a
                                        Delaware limited partnership,
                                        its general partner

                                             By:  AIMCO HOLDINGS QRS, INC.,
                                                  a Delaware corporation,
                                                  its general partner

                                             By: /s/ Harry Alcock
                                                ---------------------------
                                             Name: Harry Alcock
                                                  -------------------------
                                             Title: VP
                                                   ------------------------

                              MEADOWBROOK DRIVE LIMITED PARTNERSHIP,
                              an Illinois limited partnership

                              By:  AIMCO LT, L.P., a Delaware limited
                                   partnership, its general partner

                                   By:  AIMCO HOLDINGS, L.P., a Delaware
                                        limited partnership, its general
                                        partner

                                        By:  AIMCO HOLDINGS QRS, INC.,
                                             a Delaware corporation,
                                             its general partner

                                             By: /s/ Harry Alcock
                                                ---------------------------
                                             Name: Harry Alcock
                                                  -------------------------
                                             Title: VP
                                                   ------------------------

                              WALNUT SPRINGS LIMITED PARTNERSHIP, an
                              Illinois limited partnership

                              By:  AIMCO LT, L.P., a Delaware limited
                                   partnership, its general partner

                                   By:  AIMCO HOLDINGS, L.P., a
                                        Delaware limited partnership,
                                        its general partner

                                        By:  AIMCO HOLDINGS QRS, INC.,
                                             a Delaware corporation,
                                             its general partner

                                             By: /s/ Harry Alcock
                                                ---------------------------
                                             Name: Harry Alcock
                                                  -------------------------
                                             Title: VP
                                                   ------------------------

                              HEATHER ASSOCIATES, an
                              Illinois limited partnership

                              By:  AIMCO LT, L.P., a Delaware limited
                                   partnership, its general partner

                                   By:  AIMCO HOLDINGS, L.P., a Delaware
                                        limited partnership, its general
                                        partner

                                        By:  AIMCO HOLDINGS QRS, INC.,
                                             a Delaware corporation,
                                             its general partner

                                             By: /s/ Harry Alcock
                                                ---------------------------
                                             Name: Harry Alcock
                                                  -------------------------
                                             Title: VP
                                                   ------------------------

                              COPPER CHASE PARTNERS, an Illinois
                              limited partnership

                              By:  AIMCO LT, L.P., a Delaware limited
                                   partnership, its general partner

                                   By:  AIMCO HOLDINGS, L.P., a
                                        Delaware limited partnership,
                                        its general partner

                                        By:  AIMCO HOLDINGS QRS, INC.,
                                             a Delaware corporation,
                                             its general partner

                                             By: /s/ Harry Alcock
                                                ---------------------------
                                             Name: Harry Alcock
                                                  -------------------------
                                             Title: VP
                                                   ------------------------

                              CYPRESS LANDING LIMITED PARTNERSHIP, an
                              Illinois limited partnership

                              By:  AIMCO LT, L.P., a Delaware limited
                                   partnership, its general partner

                                   By:  AIMCO HOLDINGS, L.P., a Delaware
                                        limited partnership, its general
                                        partner

                                        By:  AIMCO HOLDINGS QRS, INC.,
                                             a Delaware corporation,
                                             its general partner

                                             By: /s/ Harry Alcock
                                                ---------------------------
                                             Name: Harry Alcock
                                                  -------------------------
                                             Title: VP
                                                   ------------------------

                                LIST OF EXHIBITS

Exhibit A - DESCRIPTION OF PROPERTIES
Exhibit B - DESCRIPTION OF COLLATERAL
Exhibit C - PRINCIPAL BALANCES OF NOTES
Exhibit D - DESCRIPTION OF FIRST MORTGAGES

STATE OF ILLINOIS   )
                    ) SS
COUNTY OF COOK      )

     On 11/26/96 before me, JOYCE L. LESHER personally appeared JEROME R. PRASSAS personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

Signature /s/ Joyce L. Lesher
         --------------------
     (This area for official notarial seal)


[NOTARY SEAL]

STATE OF ILLINOIS   )
                    ) SS
COUNTY OF COOK      )

     On 11/26/96 before me, LYDIA LADD personally appeared HARRY ALCOCK personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.


Signature /s/ Lydia Ladd
         ---------------
     (This area for official notarial seal)


[NOTARY SEAL]